UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) :November 29, 2021

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 8.01. Other Events

On November 29, 2021, Dyadic International, Inc. (“Dyadic” or the “Company”) posted a presentation entitled “C1 Technology Platform: Rapid response to Pandemic and other biological threats – Support the global combat against SARS-CoV-2 Variants of Concern” on the Company’s website at www.dyadic.com under the “Investors” tab.

The presentation highlights certain data, including a successful completion of a toxicology study, which further  supports  the platform’s flexible production capabilities allowing for highly scalable antigen production with the ability to rapidly address emerging  infectious diseases, including COVID-19 variants of concern.

Dyadic’s C1 technology has demonstrated the ability to rapidly develop Alpha, Beta, Gamma and Delta antigens alone or in various combinations from a single C1-cell line, which has broad global implications, for countries who currently lack an efficient vaccine manufacturing and distribution infrastructure.  The presentation  also discusses the  initiation of  development of a COVID-19 antigen against the emerging Omicron variant of concern.

Representatives of Dyadic will use the presentation in industry conferences, investor conferences and investor meetings from time to time. A copy of the presentation is also attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being furnished herein:
Exhibit Number	Description

99.1	Dyadic International Presentation, “C1 Technology Platform: Rapid response to Pandemic and other biological threats - Support the global combat against SARS-CoV-2 Variants of Concern”, dated November 29, 2021
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2021

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer